Exhibit 10.10

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 26, 2014, is by and among PV Nano Cell Ltd., a company formed in the State of Israel, with offices located at 8 Hamasger St., PO Box 236, Migdal Ha-Emek, 2310102, Israel (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (each individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.          The Company is offering up to 2,666,667 Units (the “Units”), at a purchase price of $1.50 per Unit, with each Unit comprised of (i) one ordinary share of the Company with a par value of NIS 0.01 (each an “Ordinary Share”) and (ii) a warrant, in the form annexed hereto as Exhibit A (each, a “Warrant”), exercisable for one Ordinary Share (each, a “Warrant Share” and, together with the Warrants and the Ordinary Shares, collectively, the “Securities”) at an exercise price of $1.50.

B.          The Units are being offered on a “best efforts” basis up to the maximum of 2,666,667 Units, $4,000,000 (the “Maximum Offering Amount”).

C.          The offer and sale of the Units hereunder is being made without registration under the United States Securities Act of 1933, as amended (the “1933 Act”), in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

D.          At each Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.            PURCHASE AND SALE OF UNITS.

(a)          Purchase and Sale.

(i)                 Initial Sale and Purchase of Units. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Initial Closing Date (as defined below), such aggregate number of Units as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Initial Closing”). The date of the Initial Closing is hereinafter referred to as the “Initial Closing Date”. Notwithstanding anything to the contrary in this Agreement, the Initial Closing shall involve the sale of at least the Minimum Offering Amount.

(ii)               Subsequent Sale and Purchase of Units. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, following the Initial Closing, the Company may hold one or more additional closings (each a “Subsequent Closing”) until the Company has sold the Maximum Offering Amount. At each Subsequent Closing, the Company shall issue and sell to each Buyer who commits to purchase shares at such Subsequent Closing, and each such Buyer severally, but not jointly, agrees to purchase from the Company on the Subsequent Closing Date (as defined below), such aggregate number of Units as shall be set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, as amended or supplemented after the date hereof to reflect the purchase and sale of Units to such Buyer at the applicable Subsequent Closing. There may be more than one Subsequent Closing; provided, however that the final Subsequent Closing shall take place within the time periods set forth in the Private Placement Memorandum, dated November 13, 2014, delivered to each Buyer by or on behalf of the Company (the “Memorandum”). The date of any Subsequent Closing is hereinafter referred to as the “Subsequent Closing Date.”

(iii)             Closing. The Initial Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing.” The Initial Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.” All Closings shall occur at within the time periods set forth in the Memorandum remotely via the exchange of documents and signatures. As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Tel Aviv, Israel are authorized or required by law to remain closed.

(b)           Purchase Price. The aggregate purchase price for the Units to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

(c)           Escrow. Each Buyer shall deliver to BNY Mellon National Association (the “Escrow Agent”), as directed by the Company, the “Purchase Price” as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers by check or by wire transfer of immediately available U.S. funds. At the Closing, the Purchase Price shall be paid by the Purchasers to the Company by wire transfer pursuant to the release of the funds held by the Escrow Agent to an account designated in writing by the Company prior to the Closing. By signing this Agreement, each Buyer agrees to all of the terms and conditions of the Investor Deposit Escrow Agreement, dated November 26, 2014, between the Company and BNY Mellon National Association (the “Escrow Agreement”), and acknowledges that no portion of the Purchase Price shall be released by the Escrow Agent unless and until the Escrow Agent receives the Minimum Offering Amount and the terms of the release of such funds under the Escrow Agreement are otherwise satisfied.

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2.           BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date on which such Buyer is purchasing Units hereunder:

(a)            Organization; Authority. Such Buyer is either (i) an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and each other Transaction Document (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder or (ii) an individual with the requisite capacity to enter into and to consummate the transactions contemplated by this Agreement and each other Transaction Document to which it is a party and otherwise to carry out its obligations hereunder and thereunder. Such Purchaser is not in Israel or an Israeli citizen, corporation or resident, or controlled by an Israeli citizen, corporation or resident.

(b)           No Public Sale or Distribution. Such Buyer (i) is acquiring its Ordinary Shares and Warrants and (ii) upon exercise of its Warrants will acquire the Warrant Shares issuable upon exercise thereof, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws.

(c)           Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Such Buyer has completed or caused to be completed and delivered to the Company the Accredited Investor Questionnaire set forth as Annex 1 hereto, which questionnaire (as completed by such Buyer) is true, correct and complete in all material respects.

(d)           Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e)           Information. Such Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer has been afforded the opportunity to ask questions of the Company. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

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(f)            No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)           Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement and Section 4(f) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h)           Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)            No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

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(j)            Solicitation. Such Buyer is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

(k)           Residency. Such Buyer is a resident of the jurisdiction specified below its address on the Schedule of Buyers.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to each of the Buyers that, as of the date hereof and as of each Closing Date on which such Buyer is purchasing Units hereunder, that:

(a)           Organization and Qualification. Each of the Company and its Subsidiary (as defined below) is an entity duly organized and validly existing under the laws of its state of organization or incorporation, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. No proceedings have been instituted in the State of Israel for the dissolution of the Company or its Subsidiary. Prior to the Initial Closing, the Company will validly appointed an authorized agent for service of process in the United States. Each of the Company and its Subsidiary is duly qualified to do business in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). Other than Nano Size Ltd., an Israeli company, the Company does not have any Subsidiaries. “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (x) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (y) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”; provided that, for purposes of this Agreement, Leed PV Nano Science and Technology (Suzhou) Company Ltd. shall not be deemed a subsidiary of the Company. The current status of Leed PV Nano Science and Technology (Suzhou) Company Ltd.is as described in the Memorandum.

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(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Ordinary Shares and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors or other governing body and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders. This Agreement and the other Transaction Documents to which it is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and constitutes (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)           Issuance of Securities. The issuance of the Ordinary Shares is duly authorized and upon issuance in accordance with the terms of the Transaction Documents will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof, except for such Liens described in Schedule 3(c) which have been waived as of the date hereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the sum of the maximum number of Warrant Shares initially issuable upon exercise of the Warrants as of such date (without taking into account any possible adjustments pursuant to the anti-dilution rights attendant thereto or any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants and the payment in full of the exercise price therefor, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiary and the consummation by the Company and its Subsidiary of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Ordinary Shares, Warrants and Warrant Shares and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the articles of association or other organizational documents of the Company or its Subsidiary, any capital stock of the Company or its Subsidiary, (ii) other than the conversion of convertible promissory notes described in the Memorandum, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiary is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including Israeli, U.S. and foreign securities laws and regulations and including all applicable Israeli and US federal laws, rules and regulations) applicable to the Company or its Subsidiary or by which any property or asset of the Company or its Subsidiary is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.

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(e)           Consents. Neither the Company nor its Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than (i) the filing of a Form D under Regulation D of the Securities Act of 1933, as amended, (ii)  any action necessary in order to qualify the Securities under applicable securities or “Blue Sky” laws of the states of the United States, (iii) the filing of the Registration Statement with the SEC and (iv) as set forth on Schedule 3(e)), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)            Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or its Subsidiary, (ii) to its knowledge, an “affiliate” (as defined in Rule 144) of the Company or its Subsidiary or (iii) to its knowledge, except as set forth on Schedule 3(f), a “beneficial owner” of more than 10% of the Ordinary Shares (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or its Subsidiary (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)           No General Solicitation; No Placement Agent. None of the Company, its Subsidiary, any of its affiliates, or any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Units. In addition, the Company has not engaged in any form of solicitation, advertising or any other action constituting an offer of securities under the Israeli Securities Law 5728-1968, as amended, and the regulations promulgated thereunder (collectively, the “Israeli Securities Law”) in connection with the transactions contemplated hereby which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel. The Company shall be responsible for the payment of any financial advisory fees or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby based upon arrangements made by or on behalf of the Company. Except as described in the Memorandum, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Units.

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(h)           No Integrated Offering. None of the Company, its Subsidiary or any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Units under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions. None of the Company, its Subsidiary, their affiliates or any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Units under the 1933 Act or cause the offering of any of the Units to be integrated with other offerings of securities of the Company.

(i)            Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants (and the payment of the exercise price therefore in cash or on a cashless basis if and to the extent permitted under the Warrants) is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)            Financial Statements. As of their respective dates, the financial statements of the Company included in the Memorandum have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended. The Company is not currently contemplating to amend or restate any of the financial statements (including without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the Memorandum (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with U.S. generally accepted accounting principles (“GAAP”) and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(k)           Absence of Certain Changes. Since December 31, 2013, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect. Since December 31, 2013, except as otherwise disclosed in the Memorandum, neither the Company nor its Subsidiary has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) other than expenditures made in connection with the transactions contemplated by this Agreement and reflected as offering expenses in the Memorandum, made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor its Subsidiary has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or its Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. As of the date hereof and after giving effect to the transactions contemplated hereby to occur at the Closing, (i) the present fair saleable value of the assets of the Company and its Subsidiary, taken as a whole, is less than the amount required to pay the Company’s and its Subsidiary’s total Indebtedness (as defined below), (ii) the Company and its Subsidiary are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company and its Subsidiary do not intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature, and (iv) the Company and its Subsidiary, taken as a whole, are solvent under Israeli law.

(l)            No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the transactions contemplated by this Agreement and the other Transaction Documents, no event, liability, development or circumstance has occurred or exists, or, to the knowledge of the Company, is reasonably expected to exist or occur with respect to the Company or its Subsidiary that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form F-1 filed with the SEC if the Securities were being registered with the SEC.

(m)          Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiary is in violation of any term of or in default under its respective articles of association. Neither the Company nor its Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or the Subsidiary, and neither the Company nor its Subsidiary will conduct its business in violation of any of the foregoing, except in all cases for such violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiary possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor its Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n)           Corrupt Practices. Neither the Company, its subsidiary, or, to the knowledge of the Company, any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) has violated Chapter 9 of Israel’s Criminal Law 1996, as amended, or any other applicable anti-bribery or anti-corruption laws, nor, to the knowledge of the Company, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Governmental Official, for the purpose of (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiary in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiary.

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(o)           Transactions With Affiliates. Except as disclosed in the Memorandum, none of the officers, directors, employees or affiliates of the Company or its Subsidiary is presently a party to any transaction with the Company or its Subsidiary (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company or its Subsidiary, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, affiliate, trustee or partner. Furthermore, there are no business relationships, related party transactions or extraordinary transactions between Company and its Subsidiary with any Person which have not been approved as required pursuant to the provisions of Part VI of the Israeli Companies Law 5759-1999 and any regulations enacted thereunder.

(p)           Equity Capitalization. Immediately prior to the Initial Closing, after giving effect to the conversion of the Company’s outstanding preferred shares, the conversion of the Company’s outstanding convertible promissory notes and the amendment to the Company’s articles of association to be completed as of immediately prior to the Initial Closing as described in the Memorandum, the authorized share capital of the Company will consist of 100,000,000 Ordinary Shares, of which, 11,594,417 will be issued and outstanding and 2,085,782 shares will be reserved for issuance pursuant to options, warrants and convertible notes (other than the Warrants). All of such outstanding shares will be, as of immediately prior to the Initial Closing, duly authorized, validly issued, fully paid and nonassessable.

Schedule 3(p)(i) sets forth the capitalization of the Company immediately following the Initial Closing (assuming sales of both the Minimum Offering Amount and Maximum Offering Amount) including, without limitation, the number of shares of the following: (i) issued and outstanding Ordinary Shares; (ii) granted stock options, including vesting schedule and exercise price; (iii) Ordinary Shares reserved for future award grants under any share option plan, and (iv) warrants or stock purchase rights.

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Except as disclosed in Schedule 3(p)(ii) or as contemplated by this Agreement and the other Transaction Documents, immediately following the Initial Closing, (i) none of the Company’s or its Subsidiary’s share capital will be subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary (except for restrictions on transfer under applicable law); (ii) there will be no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or its Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional share capital of the Company or its Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or its Subsidiary; (iii) there will be no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or its Subsidiary or by which the Company or its Subsidiary is or may become bound; (iv) there will be no financing statements securing obligations in any amounts filed in connection with the Company or its Subsidiary; (v) there will be no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement) or to cause the Company or its Subsidiary to publish a prospectus qualifying the public sale or trading of its securities under the Israeli Securities Law or any similar law in any jurisdiction and the Company or its Subsidiary will not be under any obligation to register its securities and/or publish a prospectus; (vi) there will be no outstanding securities or instruments of the Company or its Subsidiary which contain any redemption or similar provisions, and there will be no contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to redeem a security of the Company or its Subsidiary; (vii) there will be no securities or instruments containing rights of first refusal, conversion rights, anti-dilution, exchange rights or similar provisions that will be triggered by the issuance of the Securities; (viii) to the knowledge of the Company, there will be no voting agreements with respect to the share capital of the Company or its Subsidiary and there will be no agreements relating to the issuance, sale, redemption, transfer or other disposition of the share capital of the Company or its Subsidiary to which the Company or its Subsidiary is party or, to the knowledge of the Company, between shareholders of the Company or its Subsidiary, (ix) neither the Company nor its Subsidiary will have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. A true, correct and complete copy of the Company’s articles of association to be in effect at the Initial Closing is attached as Schedule 3(p)(iii).

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(q)           Indebtedness and Other Contracts. Except as disclosed on Schedule 3(q), neither the Company nor its Subsidiary, (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) other than the convertible promissory notes described in the Memorandum, is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has had, or is reasonably expected to have, a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(r)            Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company and except as disclosed in the Memorandum, threatened against or affecting the Company or its Subsidiary, the Ordinary Shares or any of the Company’s or its Subsidiary’s officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or its Subsidiary. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or Israel Securities Authority involving the Company, its Subsidiary or any current or former director or officer of the Company or its Subsidiary.

(s)           Insurance. The Company and its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiary are engaged. Neither the Company nor its Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor its Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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(t)            Employee Relations. Neither the Company nor its Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiary’s relations with their respective employees are good. No current executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or its Subsidiary has notified the Company or its Subsidiary that such officer intends to leave the Company or the Subsidiary or otherwise terminate such officer’s employment with the Company or the Subsidiary. No executive officer or other key employee of the Company or its Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or its Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiary are in compliance with all applicable Israeli, U.S. and foreign federal, state, local laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(u)           Title. Except as disclosed in the memorandum, the Company and its Subsidiary have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiary, in each case, free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiary. Any real property and facilities held under lease by the Company or its Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its Subsidiary.

(v)          Intellectual Property Rights. Except as set forth on Schedule 3(v), the Company and its Subsidiary own, or have obtained valid licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary rights which are necessary for the conduct of their respective businesses as currently conducted (collectively, “Intellectual Property”), free and clear of any Liens. Except as out in the agreements listed on Schedule 3(v), all Intellectual Property is owned solely and exclusively by the Company and its Subsidiaries.

All individuals who have made inventive contributions to Company’s and its Subsidiary’s technology or products, including employees and consultants, have fully and irrevocably assigned all of their rights in their contributions and inventions to the Company or its Subsidiary. The Company and its Subsidiary have not received claims for royalties or other compensation from individuals, including employees of the Company and its Subsidiary, who made inventive contributions to Company’s and its Subsidiary’s technology or products, and Company and its Subsidiary will have no obligation to pay royalties or other compensation to such individuals on account of such inventive contributions.

Any and all rights, including Intellectual Property rights, required or necessary for the Company or any Subsidiary to conduct its business and for the development in its intended field of operations that were previously owned by or granted in favor of Nano Polymer Ltd., a company registered in Israel under registered number 51-320031-1 (“NP”) – if any, have vested with the Company and are the Company’s exclusive property free of all Liens and/or third party rights whatsoever, including, without limitation, any rights in connection with (i) any term sheet or agreement between NP and Nano Size Ltd., (b) the Magneton Project, and (iii) Tel Aviv University. No consideration, royalties or other payments of any kind is owned or will be owned to NP or its current, former or future employees, consultants, shareholders, directors or officers or any person in connection with the aforementioned. Without derogating from the generality of the foregoing, Mr. Elyahu Matanya, a shareholder of NP, does not own and is not entitled to any rights in the Intellectual Property and no consideration, royalties or other payments of any kind are or shall become owed or payable to Mr. Elyahu Matanya from the Company or its Subsidiary.

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Except as stated in Schedule 3(v), the Company and its Subsidiary have not granted to any third party any right, option or license in or to or with respect to the Intellectual Property. Except as stated in Schedule 3(w), the Company and its Subsidiary have not granted rights to manufacture, produce, assemble, market or sell its products to any other Person and is not bound by any agreement that affects the Company’s or its Subsidiary’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products or products containing Intellectual Property.

Without derogating from any other provision of this Section 3(v), to the knowledge of the Company, the Company and its Subsidiary do not and will not need to utilize any inventions of any of their employees, or consultants (or people it currently intends to hire) made prior to their employment or engagement by the Company or its Subsidiary except for inventions that have been irrevocably assigned to the Company or its Subsidiary where such employee or consultant was entitled to assign all such rights free and clear of any Lien.

The Intellectual Property licenses and assignments listed on Schedule 3(v) are valid, binding upon, and enforceable by or against the parties thereto in accordance to their terms. The Company and its Subsidiary have taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements.

Except as described in Schedule 3(v) or in the Memorandum, (i) there is not any Intellectual Property which is owned by a third party that is needed by the Company or its Subsidiary to conduct its business as currently conducted and as currently proposed to be conducted and the use of which by the Company or its Subsidiary would require the payment by way of royalties, fees or otherwise to a third party, other than off-the-shelf products or other Intellectual Property which is readily available for license in the market, (ii) the Company has not received notice alleging that the Intellectual Property has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of any third party, (iii) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed or otherwise granted to the Company or its Subsidiary; (iv) the Company has never received any charge, complaint, demand or notice alleging any interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party), (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or its Subsidiary's rights in or to, or the validity, enforceability, or scope of, any Intellectual Property owned by or licensed to the Company and its Subsidiary, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property, (vii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiary infringes or otherwise violates any patent, trademark, copyright, or misappropriates any trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (viii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; (ix) to the Company’s knowledge, there is no material prior art that may render any patent owned by the Company or its Subsidiary invalid, nor is there any prior art known to the Company that may render any patent application owned by the Company or its Subsidiary unpatentable, and (x) to the Company’s knowledge, no employee of the Company or of its Subsidiary is in or has ever been in violation in any material respect of any term of any employment contract, and to the extent they exist any patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or with its Subsidiary, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

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To the Company’s knowledge, all material technical information developed by and belonging to the Company and its Subsidiary which has not been patented has been kept confidential. None of the technology employed by the Company and its Subsidiary has been obtained or is being used by the Company and its Subsidiary in violation of any contractual obligation binding on the Company and its Subsidiary or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

Except as set forth in Schedule 3(v), no current or former employee or consultant of the Company or any Subsidiary, who was involved in, or who contributed to, the creation or development of any of the Intellectual Property owned in whole or in part, by the Company or any Subsidiary, has performed services for, was an employee of or was otherwise engaged (including as a graduate student) by the government, government institution (including but not limited to governmental or publicly-owned hospital), university, college, or other educational institution or research center (the “Government Funded Third Party”) during a period of time during which such employee or consultant was also performing services for the Company or any Subsidiary or during the time such employee or consultant conceived, invented, created or developed any of the Intellectual Property owned, in whole or in part, by the Company or its Subsidiary. Except as set forth in Schedule 3(v), to the Company’s knowledge, none of the Company’s current or former employees, or consultants has performed services for, was employee of or was otherwise engaged (including as a graduate student) by any Government Funded Third Party in a manner that may provide the basis for any claim, interest or right of such Government Funded Third Party with respect to any Intellectual Property.

(w)             Environmental Laws. The Company and its Subsidiary (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable Israeli, United States and foreign federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(x)           Subsidiaries. Except as set forth in Schedule 3(x), the Company owns, directly or indirectly, all of the share capital or other equity interests of its Subsidiary free and clear of any Liens, and all of the issued and outstanding share capital of its Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. Except as set forth in Schedule 3(x), the Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiary as owned by the Company. Except as set forth in Schedule 3(x), the Company is not, directly or indirectly, a participant in any joint venture, partnership or similar agreement.

(y)          Tax Status. Each of the Company and its Subsidiary (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

(z)           Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or its Subsidiary and an unconsolidated or other off balance sheet entity that could be reasonably likely to have a Material Adverse Effect.

(aa)         Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

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(bb)        Acknowledgement Regarding Buyers’ Trading Activity. The Company understands and acknowledges that following the quotation of the Company’s shares on the OTCQB and public disclosure of the transactions contemplated by the Transaction Documents one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Warrant Shares, deliverable with respect to the Securities are being determined and such hedging and/or trading activities, if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(cc)         U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986 (the “Code”), and the Company and its Subsidiary shall so certify upon any Buyer’s request.

(dd)        Foreign Private Issuer; Registration Eligibility. The Company qualifies as a “foreign private issuer” as defined in Rule 405 under the Securities Act. The Company is eligible to register the Registrable Securities for resale by the Buyers using Form F-1 promulgated under the 1933 Act.

(ee)         Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance and sale of the Units to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ff)          Management. During the past five year period, no current executive officer or director of the Company has been involved in any legal proceeding that would be required to be disclosed pursuant to paragraph (f) of Item 401 of Regulation S-K.

(gg)        Share Option Plans. Each share option granted by the Company was granted (i) in accordance with the terms of the applicable share option plan of the Company and (ii) with an exercise price at least equal to the fair market value of Ordinary Shares on the date such stock option would be considered granted under GAAP and applicable law. No share option granted under the Company's share option plan has been backdated.

(hh)        No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its Financial Statements and, based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

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(ii)           No Disqualification Events None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(jj)           No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(kk)         Industry Data. The statistical and market-related data included in the Memorandum is based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(ll)           Chief Scientist. Neither the Company nor any of its Subsidiaries is in violation of any material condition or requirement stipulated by any instruments of approval, granted to it by the Chief Scientist, or the Law for Encouragement of Industrial Research and Development, 5744-1984, with respect to any research and development grants or benefits given to the Company or any Subsidiary by the Chief Scientist. All information supplied by the Company or any Subsidiary with respect to grants and benefits from the Chief Scientist was true, correct and complete in all material respects when supplied to the appropriate authorities.

(mm)       Disclosure. The disclosure contained in the Memorandum is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.            COVENANTS.

(a)           Best Efforts. Each Buyer shall use its commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

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(b)           Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at each Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c)           Use of Proceeds. The Company will use the proceeds from the sale of the Securities in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Memorandum.

(d)           Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) so long as the Warrants remain outstanding: (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within five (5) Business Days after the filing thereof with the SEC, a copy of any Annual Report on Form 20-F, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 6-K and any registration statements (other than on Form F-8) or amendments filed pursuant to the 1933 Act, and (ii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(e)           Fees. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any financial advisory fees, transfer agent fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby based upon arrangements made by or on behalf of the Company. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(f)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other bona fide loan or financing arrangement that is secured by the Securities, subject to the receipt (if not previously obtained or waived) of the consent of, and the filing by the pledgee of an undertaking with, the Office of the Chief Scientist of the Ministry of National Infrastructures, Energy and Water Resources. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder except as may otherwise be required under applicable securities laws, and except as set forth in the preceding sentence, no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

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(g)           Disclosure of Transactions and Other Material Information. Upon effectiveness of the Registration Statement, the Company shall not, and the Company shall cause each its Subsidiary and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion), except as may be permitted under the Transaction Documents. Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause its Subsidiary and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise except: (i) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission or in connection with the filing of the Registration Statement with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (ii). Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose, no later than one Business Day following the effective date of the Registration Statement (as defined in the Registration Rights Agreement), any information contained in the Memorandum or otherwise communicated to the Buyers by or, to the knowledge of the Company, on behalf of the Company in connection with the Sale of the Units which, following the filing of the Registration Statement would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiary.

(h)           Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use or any Current Public Information Failure (as defined in the Registration Rights Agreement) exists), the Company shall not file a registration statement under the 1933 Act relating to securities that are not the Registrable Securities. “Applicable Date” means the earlier of (i) the first date on which the resale by the Buyers of all Registrable Securities is covered by one or more effective Registration Statements (as defined in the Registration Rights Agreement) (and each prospectus contained therein is available for use on such date) or (ii) the first date on which all of the Registrable Securities are eligible to be resold by the Buyers pursuant to Rule 144 without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144.

(i)             Reservation of Shares. So long as any Warrants remain outstanding, the Company shall take reasonable best efforts to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Ordinary Shares issuable upon exercise of all the Warrants as of the date hereof (without regard to any limitations on the exercise of the Warrants set forth therein), less the number of Warrant Shares represented by any such Warrants that have been exercised.

(j)            Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

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(k)           Variable Securities. So long as any Warrants remain outstanding, the Company and its Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Ordinary Shares at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for Ordinary Shares, other than pursuant to a customary “weighted average” or “full ratchet” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

For the purposes of this section, the following definitions shall apply:

(1)           “Subsequent Placement” means any issuance, offer, sale, grant, disposition (or the announcement of any issuance, offer, sale, grant, disposition) by the Company, directly or indirectly, of any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any preferred stock or any purchase rights), except pursuant to the agreements set forth on Schedule 4(k).

(2)           “Convertible Securities” means any share capital or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any share capital or other security of the Company (including, without limitation, Ordinary Shares) or any of its Subsidiaries.

(l)            Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute (if it does not as of the date of this Agreement) a passive foreign investment company within the meaning of Section 1297 of the Code.

(m)          Corporate Existence. So long as any Buyer beneficially owns any Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(n)           Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Buyers in order to exercise the Warrants. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyers to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver the Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

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(o)           Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(p)           Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under Israeli law and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or Israeli law, with the issuance of Securities contemplated hereby.

(q)           Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer executed copies of the Transaction Documents, Securities and other document required to be delivered to any party pursuant to Section 7 hereof.

(r)            Internal Controls; Sarbanes Oxley. If and when required by applicable law, the Company shall (A) maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (B) be in compliance with all applicable requirements of the Sarbanes Oxley Act of 2002, and all applicable rules and regulations promulgated by the Commission thereunder.

(s)           Quotation. Promptly following the Final Closing and the filing of the initial Registration Statement, the Company shall (i) use its commercially reasonable efforts to cause a Form 211 to be filed and approved by FINRA to initiate quotations of the Company’s Ordinary Shares in OTC Link as promptly as practicable, (ii) secure the quotation of its Ordinary Shares on the OTCQB Link as promptly as practicable, (iii) obtain a CUSIP number for its Ordinary Shares, (iv) take all necessary steps to have the Company’s Ordinary Shares eligible for deposit with the Depositary Trust Company (the “DTC”) and through the DTC Fast Automated Securities Transfer Program, and (v) take such other actions as reasonably required to enable trading of the Company’s Ordinary Shares on the OTCQB marketplace. In addition, immediately following the initiation of quotations of the Company’s Ordinary Shares in OTC Link, for as long as the Warrants are outstanding the Company shall (i) maintain the quotation of its Ordinary Shares on the OTCQB or list its Ordinary Shares on an Eligible Market (as defined in the Warrant), (ii) comply with all OTCQB or Eligible Market listing standards or other rules as in effect from time to time that are applicable to the Company, (iii) maintain full DTC eligibility for the Company’s Ordinary Shares, and (iv) if the Company applies to list its Ordinary Shares on an Eligible Market, it will include in such application the Ordinary Shares and Warrant Shares sold in the Offering. Following the initiation of quotations of the Company’s Ordinary Shares in OTC Link, for as long as the Warrants are outstanding, neither the Company nor any its Subsidiary shall take any action which could be reasonably expected to result in the delisting or suspension of trading of the Ordinary Shares on the OTCQB or Eligible Market or result in the restriction, suspension or discontinuation of any services provided by DTC relating to the Company’s securities. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(s).

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(t)            Reporting Requirements. Upon effectiveness of the initial Registration Statement and so long as the Warrants are outstanding, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. Additionally, the Company shall report the use of proceeds from the Offering as may be required under Rule 463 of the regulations of the 1933 Act.

(u)           Lock Up Agreements. On the date hereof, the Company shall obtain from each officer, director and beneficial owner of more than 5% of the Company’s share capital a lock up agreement in form customary for a transaction of this type (the “Lock Up Agreements”).

(v)           Amendment to Articles; Power of Attorney. Each Purchaser hereby agrees to vote in favor of the further amendment to the Company’s articles as attached hereto as Exhibit C, and hereby constitutes and appoints as the proxy of such Purchaser, Fernando de la Vega, with full power of substitution, to vote or consent to amend the articles as contemplated by the Memorandum.

5.            REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)            Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee), and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives upon reasonable prior notice.

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(b)           Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent substantially in the attached as Exhibit D hereto (the “Irrevocable Transfer Agent Instructions”) to issue certificates or, if the Ordinary Shares are eligible for the book-entry delivery and depository services offered by the Depository Trust Company (“DTC”) and the Company and its transfer agent are participating in the DTC Fast Automated Securities Transfer Program, credit shares to the applicable balance accounts at the DTC, registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants. The Company represents and warrants that no instruction, other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents (subject, for the elimination of doubt, to any restrictions on transfer under applicable law, including the 1933 Act). If a Buyer effects a sale, assignment or transfer of the Securities in accordance with applicable law (i.e., pursuant to an effective registration statement or an exemption from registration, as described in Section 2(g)), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or, if the Ordinary Shares are eligible for the book-entry delivery and depository services offered by the DTC and the Company and its transfer agent are participating in the DTC Fast Automated Securities Transfer Program, credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

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(c)           Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE COMPANY’S GRANTS FROM THE OFFICE OF THE CHIEF SCIENTIST OF THE MINISTRY OF NATIONAL INFRASTRUCTURES, ENERGY AND WATER RESOURCES AND THE OFFICE OF THE CHIEF SCIENTIST OF THE MINISTRY OF ECONOMY, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE TRANSFER OF SHARES MUST BE RECORDED IN THE COMPANIES SHAREHOLDERS REGISTRY AND REPORTED TO THE ISRAELI COMPANIES REGISTRAR TOGETHER WITH SIGNED AND NOTARIZED DOCUMENTS TO BE PROVIDED BY THE TRANSFEREE IN A FORM PROVIDED BY THE COMPANY. THE PLEDGE OF SHARES BY THE HOLDER, IS SUBJECT TO THE PLEDGEE SIGNING CERTAIN DOCUMENTS TOWARDS THE OFFICE OF THE CHIEF SCIENTIST OF THE MINISTRY OF ECONOMY AND THE OFFICE OF THE CHIEF SCIENTIST OF THE MINISTRY OF NATIONAL INFRASTRUCTURES, ENERGY AND WATER RESOURCES.

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(d)               Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) following a sale thereof pursuant to an effective registration statement (including a Registration Statement) covering the resale of such Securities under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 without volume or manner of sale restrictions (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144, which at the option of the Company may include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) Trading Days (as defined in the Warrant) following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 5(d), as directed by such Buyer, either: (A) provided that such Securities are Ordinary Shares or Warrant Shares, if the Ordinary Shares are eligible for the book-entry delivery and depository services offered by the DTC and the Company and its transfer agent are participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of Ordinary Shares to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Ordinary Shares are eligible for the book-entry delivery and depository services offered by the DTC and/or the Company or its transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s nominee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

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(e)           Failure to Timely Deliver; Buy-In. If the Company fails to so properly deliver such unlegended certificates or so properly credit the balance account of such Buyer’s or such Buyer’s nominee with DTC by the Required Delivery Date, and if on or after the Required Delivery Date such Buyer purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by such Buyer of all or any portion of the number of Ordinary Shares, or a sale of a number of Ordinary Shares equal to all or any portion of the number of Ordinary Shares that such Buyer anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, (A) within three (3) Trading Days after the Holder’s request, honor its obligation to deliver to the Holder an unlegended certificate or certificates representing such Ordinary Shares or credit such Holder's balance account with DTC and (B) pay cash to the Holder in an amount equal to the excess (if any) of the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Ordinary Shares so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) over the product of (1) such number of Ordinary Shares which the Company failed to timely deliver as described above and (2) the price at which the sell order giving rise to the Holder’s purchase obligation was executed. For example, if the Holder purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to Ordinary Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (B) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss

6.           CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)          The obligation of the Company hereunder to issue and sell the Units to each Buyer at the at the Initial Closing and Subsequent Closing, as the case may be, is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)              Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

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(ii)            Such Buyer and each other Buyer shall have delivered to the Escrow Agent the Purchase Price for the Ordinary Shares and Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds.

(iii)           The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the applicable Closing Date.

(iv)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(v)            No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(vi)           No action, suit or proceeding shall have been commenced by any Person against any party hereto seeking to restrain or delay the purchase and sale of the Units or the other transactions contemplated by this Agreement or any of the other Transaction Documents.

(vii)          Each Buyer that is a Person other than a natural person shall have delivered to the Company: (a) an instruction letter to the registrar of the Ordinary Shares, in form and substance acceptable to the Company, duly executed by such Buyer, notarized; and (b) a copy of the articles of incorporation or other organizational documents of such Buyer, certified by such Buyer, notarized.

(viii)         Each Buyer that is a natural person shall have delivered to the Company a notarized copy of his or her passport.

(ix)            The Company shall have filed an amendment to its articles of association in the form attached as Schedule 3(p)(iii) hereto.

(x)             Each Buyer shall execute the undertakings towards the Office of the Chief Scientist Of The Ministry Of Economy and the Office of the Chief Scientist of the Ministry Of National Infrastructures, Energy And Water Resources, in the form attached hereto as Annex 2.

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7.            CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)           The obligation of each Buyer hereunder to purchase its Units at the Initial Closing and Subsequent Closing, as the case may be, is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)              The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party.

(ii)             The Company shall have delivered to each Buyer: (a) a certificate registered in such Buyer’s name representing the number of Ordinary Shares that such Buyer is purchasing; and (b) a Warrant to purchase a number of Warrant Shares equal to the number of Ordinary Shares being purchased by the Buyer.

(iii)            The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv)            The Company shall have delivered to the Buyer evidence that the Company has filed an amendment to its articles of association in the form attached as Schedule 3(p)(ii) hereto and that such amendment is effective and in full force and effect.

(v)            The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (A) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors, and (B) the Articles of Association of the Company as in effect at the Closing.

(vi)           The Company shall have delivered to such Buyer copies of the Lock Up Agreements as required by Section 4(q).

(vii)          Each and every representation and warranty of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the applicable Closing Date, to the foregoing effect.

(viii)        The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(ix)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(x)             No action, suit or proceeding shall have been commenced by any Person against any party hereto seeking to restrain or delay the purchase and sale of the Units or the other transactions contemplated by this Agreement or any of the other Transaction Documents.

(xi)            Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in a Material Adverse Effect.

8.           TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer prior to the expiration date of this Offering as set forth in the Memorandum (including any extension thereof), then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (a) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (b) the abandonment of the sale and purchase of the Units shall be applicable only to such Buyer providing such written notice. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.            MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

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(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)          Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)          Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(e)           Entire Agreement; Amendments. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers and the Company with respect to the subject matter hereof and thereof, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. “Required Holders” means (I) prior to the Initial Closing Date, each Buyer who has executed this Agreement and fully funded the purchase price with respect to the Units for which it has subscribed in accordance with the provisions of Section 1(c) and (II) on or after the Initial Closing Date, holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder (without regard to any limitations on conversion therein).

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(f)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

PV Nano Cell Ltd.
8 Hamasger St.
PO Box 236
Migdal Ha-Emek
2310102, Israel
Telephone: (___) ___-____
Facsimile: (___) ___-____
Attention: Chief Executive Officer

With a copy (for informational purposes only) to:

Greenberg Traurig, P.A.
333 Avenue of the Americas
Miami, FL 33131
Telephone: (305) 579-0756
Facsimile: (305) 961-5756
Attention: Robert L. Grossman, Esq.

If to the Transfer Agent:

______________________
______________________
______________________
Telephone: (___) ___-____
Facsimile: (___) ___-____
Attention: _____________

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers;

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Ordinary Shares and Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders; provided, however, that the Company shall be permitted to assign this Agreement to any Person that acquires the Company or its business (whether by merger, stock purchase or the acquisition or all or substantially all of the Company’s assets). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights; provided, however, that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Buyers.”

(h)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(j).

(i)            Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)            Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Units thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each of its stockholders, partners, members, officers, directors, employees, agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents or (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(j) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(k)           Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, share capital and any other numbers in this Agreement that relate to Ordinary Shares shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Ordinary Shares after the date of this Agreement. It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Ordinary Shares.

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(l)            Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(m)          Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(n)           Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

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(o)           Judgment Currency.

(i)            If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(o) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1)           the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)           the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(o)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)           If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(o)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)          Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(p)           Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Buyer, solely, and not between the Company and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PV NANO CELL LTD.

By:
Name:
Title:

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PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of ___________ Units at a price of $1.50 per Unit (NOTE: to be completed by Purchaser), and, by execution and delivery hereof, Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

Date (NOTE: To be completed by Purchaser):

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN
COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

Fax Number	Email Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	Name of Entity	Federal Tax Identification Number

By:
	Name:	State of Organization
Title:

	Date	Address

	Fax Number	Email Address

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SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address and Facsimile Number	Units	Purchase Price	Legal Representative’s Address and Facsimile Number

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